Pioneering Industrial Solutions for a Sustainable Future Kadant Investor Day | December 12, 2024 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of December 12, 2024. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended December 30, 2023 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes to tax laws and regulations; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. The following slides and related commentary address certain current goals and targets for Kadant over a five year period. There can be no assurance that these goals and targets will be achieved and, in addition to the general risks and uncertainties of our business, they are based on a number of assumptions that may or may not prove accurate or achievable. These goals and targets may change at any time and we undertake no obligation to update them.

Use of Non-GAAP Financial Measures & Company Estimates NON-GAAP FINANCIAL MEASURES In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted operating income, adjusted net income, adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted selling, general and administrative (SG&A) expenses, adjusted SG&A as a percentage of revenue, free cash flow, and adjusted free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. COMPANY ESTIMATES We make estimates of global market share, revenue and market opportunities and total market size for various product lines. These estimates are based on Company information and are not derived from published studies or other market data unless otherwise noted.

4 Video: Part of Your Everyday Life (Million Things Video) © KADANT INC. | 2024 KADANT INVESTOR DAY PIONEERING INDUSTRIAL SOLUTIONS FOR A SUSTAINABLE FUTURE

5 Pioneering Industrial Solutions for a Sustainable Future KADANT INVESTOR DAY 2024 JEFFREY L. POWELL President and Chief Executive Officer © KADANT INC. | 2024 KADANT INVESTOR DAY

Kadant Leadership Team & Business Leaders

TODAY'S PRESENTERS



JEFF POWELL
President & CEO



WES MARTZ
Vice President, Flow Control Americas



BILAL MEHMOOD
President
Kadant Solutions



CHAD GREENFIELD
Commercial Director
Syntron Material Handling



CRAIG HELEY
President
Kadant PAAL



MICHAEL COLWELL
Senior Vice President, Industrial Processing



CHRIS DEMLER
President
Kadant Black Clawson



DARA MITCHELL
SVP, Corporate Development



MIKE MCKENNEY
Executive Vice President & CFO

ADDITIONAL TEAM MEMBERS



PETER FLYNN
Senior Vice President



STACY KRAUSE
SVP, General Counsel & Secretary



DEB SELWOOD
SVP, Chief Accounting Officer



ANDY BLANCHARD
Vice President, Material Handling



FRED WESTERHOUT
Vice President, Flow Control



ORRIN BEAN
Treasurer



THOMAS MARTIN
Vice President, Tax

KADANT

© KADANT INC. | 2024 KADANT INVESTOR DAY

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About Kadant REVENUE $958 Adj. EBITDA* $201 EMPLOYEES ~3,500 LOCATIONS 20 countries Our products and services play an integral role in enhancing efficiency, optimizing energy utilization, and maximizing productivity in process industries while helping our customers advance their sustainability initiatives. Headquartered in Westford, Massachusetts, with 22 major manufacturing locations around the world. Revenue and adjusted EBITDA* are for FY 2023 and in USD millions. DELIVERING SMART & EFFICIENT SOLUTIONS TO PROCESS INDUSTRIES © KADANT INC. | 2024 KADANT INVESTOR DAY 7 MANUFACTURING SALES & ENGINEERING

Agenda Kadant Business Overview Jeff Powell, President & CEO Flow Control Segment Wes Martz, Vice President, Flow Control Americas Bilal Mehmood, President, Kadant Solutions Material Handling Segment Chad Greenfield, Commercial Director, Syntron Craig Heley, President, Kadant PAAL Industrial Processing Segment Michael Colwell, SVP, Industrial Processing Chris Demler, President, Kadant Black Clawson 8© KADANT INC. | 2024 KADANT INVESTOR DAY Acquisition Strategy & 80/20 Dara Mitchell, SVP, Corporate Development Delivering Sustainable Value Mike McKenney, Executive Vice President & CFO Summary & Conclusion Jeff Powell, President & CEO Q&A and Product Demonstrations INVESTOR DAY 2024

Kadant’s DNA 9 • Stable business model with recurring revenue resulting from high-impact solutions and “sticky” customer relationships • Over 60% of revenue from aftermarket parts • Growing end markets driven by global macro trends • Decentralized structure, asset-light operating model • Excellent financial performance and free cash flow* generation • Disciplined capital allocation and proven record of value-creating acquisitions • Experienced management team TECHNOLOGY THAT DRIVES SUSTAINABLE INDUSTRIAL PROCESSING® © KADANT INC. | 2024 KADANT INVESTOR DAY

Global Platform, Local Presence 10 EMPLOYING A DECENTRALIZED OPERATING MODEL AROUND THE WORLD ASIA $114 million Rest of World $60 million NORTH AMERICA $539 million EUROPE $245 million FY 2023 revenue based on customer location. © KADANT INC. | 2024 KADANT INVESTOR DAY

Advantages of Geographic and Market Diversity 11 REVENUE BY CUSTOMER LOCATION REVENUE BY END MARKET 2023 REVENUE SOURCE 47% 9% 26% 12% 6% U.S. Canada & Mexico Europe Asia ROW 36% 23% 21% 20% General Industrial Paper Wood Products Packaging © KADANT INC. | 2024 KADANT INVESTOR DAY

Strategic Operating Segments

TECHNOLOGY THAT DRIVES SUSTAINABLE INDUSTRIAL PROCESSING®

% REVENUE[1] | % AFTERMARKET[2] | PRIMARY MARKETS

FLOW CONTROL

Custom-engineered products and technologies that impact the flow of fluids.


38%


69%

- Packaging
- Converting
- Energy
- Food & Beverage
- Defense

MATERIAL HANDLING

Products used to handle bulk and discrete materials for secondary processing.


25%


53%

- Aggregates
- Mining
- Food
- Packaging
- Waste Management

INDUSTRIAL PROCESSING

Products used to process wood and virgin and recycled fibers.


37%


62%

- Packaging
- Tissue
- Recycling
- Engineered wood
- Dimensional lumber

KADANT
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Revenue by Operating Segment 13© KADANT INC. | 2024 KADANT INVESTOR DAY DIVERSIFYING OUR STRATEGIC MIX 38% 58% 4% 40% 47% 13% Flow Control Industrial Processing Material Handling 38% 37% 25% $414 million FY 2016$226 million FY 2009 $958 million FY 2023

62% 38% Aftermarket Parts Capital Steady and Predictable Recurring Revenue 14 BUSINESS MODEL SUPPORTS HIGHER MARGINS AND STRONG CASH FLOW 65% 35% Aftermarket Parts Capital FY 2023 Q3 YTD 2024 © KADANT INC. | 2024 KADANT INVESTOR DAY

15 Video: Introduction to Kadant Operating Segments © KADANT INC. | 2024 KADANT INVESTOR DAY TECHNOLOGY THAT DRIVES SUSTAINABLE INDUSTRIAL PROCESSING®

16 Video: Introduction to Kadant Operating Segments © KADANT INC. | 2024 KADANT INVESTOR DAY TECHNOLOGY THAT DRIVES SUSTAINABLE INDUSTRIAL PROCESSING®

17© KADANT INC. | 2024 KADANT INVESTOR DAY FLOW CONTROL Accelerating profitable revenue growth via innovation, geographic expansion, and market penetration. WES MARTZ Vice President, Flow Control Americas

Flow Control 18 PRODUCT LINES DOCTORING, CLEANING & FILTRATIONFLUID HANDLING Custom-engineered products, systems, and technologies used to enable fluid, power, and data transfer to optimize energy utilization, improve machine runnability, and enhance productivity. © KADANT INC. | 2024 KADANT INVESTOR DAY

Flow Control Highly diversified end markets Strong aftermarket component to business Geographic expansion opportunities with latest business additions Secular market drivers highly favorable for sustainable growth 19 KEY ATTRIBUTES © KADANT INC. | 2024 KADANT INVESTOR DAY

Flow Control

MARKET TRENDS

Favorable market trends driving demand growth and multiple value creation levers provide a compelling story for Kadant.

GLOBAL FLOW CONTROL MARKET

(USD in billions)



CAGR: 2.5%
2020-2023
CAGR: 5.1%
2023-2030
$223
$229
$234
$240
$252
$265
$279
$293
$308
$323
$340
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
2029E
2030E

Source: McKinsey & Company, *Flow Control*, April 2019; Harris Williams, *Flow Control*, September 2024; Kadant analysis.

Decarbonization and electrification leading to increased demand for energy-optimized systems and new technologies utilizing green energy.

Disruptive technologies enabling new applications by increasing adoption of automation, advanced robotics, artificial intelligence, and rapidly expanding connectivity within process industries.

Population growth and demographic shifts create new opportunities compounded by labor shortages, aging workforce, and skills gaps.

Urbanization and aging infrastructure stimulating demand for convenience goods and services; recycling and waste management; and investments in infrastructure.

Sustainability and environmental responsibility fueling demand for increased use of recyclable (cellulose) materials to preserve and secure Earth's natural resources.

KADANT

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21 Fluid Handling Product Line FLOW CONTROL WES MARTZ Vice President, Flow Control Americas © KADANT INC. | 2024 KADANT INVESTOR DAY

Primary Product Offerings 22 STANDARD ROTARY JOINTS CUSTOM ROTARY UNIONS PRECISION ROTARY UNIONS FLOW CONTROL  FLUID HANDLING © KADANT INC. | 2024 KADANT INVESTOR DAY

A rotary union provides the critical connection between rotating and stationary devices to allow heat transfer fluids, power, and data to flow between the two elements. 23© KADANT INC. | 2024 KADANT INVESTOR DAY

ENERGY : BIO-FUEL Kadant’s extended-life steam joint is used to evaporate moisture in the production of corn-based ethanol. This large, self-supported steam joint weighs more than one ton and can handle up to 57,000 pounds of steam per hour to effectively dry the material inside the 15-ft diameter rotating steam dryer.

FACTORY AUTOMATION : ROBOTICS Kadant’s rotary union with electrical slip ring is an integrated solution that allows the robot arm to retrieve and maneuver packages in this e-commerce fulfillment center while simultaneously reading the product and address information for proper sorting and handling.

DEFENSE : RADAR COOLING SYSTEMS Engineered for sea, land, air, and space-based defense and surveillance radar systems, Kadant rotary joints deliver reliable cooling media to meet the challenges of modern radars such as active phased-array radars, active electronically scanned array (AESA) radars, and other radar cooling systems.

METALS : STEEL Kadant’s rotary unions are used in the steel manufacturing process to ensure rolls remain cool as steel billets are formed in the continuous casting process. With few moving parts and low maintenance requirements, Kadant’s rotary union is preferred by equipment manufacturers and rebuilders worldwide.

28 GENERAL INDUSTRYPACKAGING, PAPER, TISSUE CONVERTING ENERGY DEFENSE & AEROSPACE CHEMICAL PLASTIC METALS SPECIALTY MACHINERY CONSTRUCTION TEXTILE MEDICAL FACTORY AUTOMATION MACHINE TOOL FOOD & BEVERAGE © KADANT INC. | 2024 KADANT INVESTOR DAY

A global leader in fluid sealing with diversified end-market exposure. INDUSTRY KADANT POSITION3 SIZE3 GROWTH3 POTENTIAL Packaging, Paper & Tissue 1            Converting 1            Energy 2            Food & Beverage 1            Defense & Aerospace 1            Plastic 2            Metals & Mining 1            Specialty Machinery -            Construction -            Chemical 1            Textile 1            Machine Tool 2            Medical -            Factory Automation -            29 Market Position and Opportunity FLOW CONTROL  FLUID HANDLING © KADANT INC. | 2024 KADANT INVESTOR DAY

A global leader in fluid sealing with diversified end-market exposure. INDUSTRY KADANT POSITION3 SIZE3 GROWTH3 POTENTIAL Packaging, Paper & Tissue 1            Converting 1            Energy 2            Food & Beverage 1            Defense & Aerospace 1            Plastic 2            Metals & Mining 1            Specialty Machinery -            Construction -            Chemical 1            Textile 1            Machine Tool 2            Medical -            Factory Automation -            30 Market Position and Opportunity FLOW CONTROL  FLUID HANDLING © KADANT INC. | 2024 KADANT INVESTOR DAY    

DEFENSE Mine Roller Factory Automation End of Arm Tool FACTORY AUTOMATION End of Arm Tool PACKAGING Corrugated Box Plant 31 MEDICAL Image-guided Radiation Therapy Innovation FLOW CONTROL  FLUID HANDLING • Alert system + remote monitoring • Simplified operator interface • Integrated control systems © KADANT INC. | 2024 KADANT INVESTOR DAY • High vibration and shock • Load bearing, mounting flexibility • Increased safety and accuracy • Simplify robot vision system • Load bearing + minimal weight • Power and data transfer • Low torque, high-reliability • Designed to acuate beam shape • Highly targeted radiation delivery

DEFENSE Mine Roller Factory Automation End of Arm Tool FACTORY AUTOMATION End of Arm Tool PACKAGING Corrugated Box Plant 32 MEDICAL Image-guided Radiation Therapy Innovation FLOW CONTROL  FLUID HANDLING • High vibration and shock • Load bearing, mounting flexibility • Increased safety and accuracy • Simplify robot vision system • Load bearing + minimal weight • Power and data transfer • Alert system + remote monitoring • Simplified operator interface • Integrated control systems • Low torque, high-reliability • Designed to acuate beam shape • Highly targeted radiation delivery © KADANT INC. | 2024 KADANT INVESTOR DAY

DEFENSE Mine Roller Factory Automation End of Arm Tool FACTORY AUTOMATION End of Arm Tool PACKAGING Corrugated Box Plant 33 MEDICAL Image-guided Radiation Therapy • High vibration and shock • Load bearing, mounting flexibility • Increased safety and accuracy • Simplify robot vision system • Load bearing + minimal weight • Power and data transfer • Alert system + remote monitoring • Simplified operator interface • Integrated control systems • Low torque, high-reliability • Designed to acuate beam shape • Highly targeted radiation delivery © KADANT INC. | 2024 KADANT INVESTOR DAY Innovation FLOW CONTROL  FLUID HANDLING

DEFENSE Mine Roller Factory Automation End of Arm Tool FACTORY AUTOMATION End of Arm Tool PACKAGING Corrugated Box Plant 34 MEDICAL Image-guided Radiation Therapy • High vibration and shock • Load bearing, mounting flexibility • Increased safety and accuracy • Simplify robot vision system • Load bearing + minimal weight • Power and data transfer • Alert system + remote monitoring • Simplified operator interface • Integrated control systems • Low torque, high-reliability • Designed to acuate beam shape • Highly targeted radiation delivery © KADANT INC. | 2024 KADANT INVESTOR DAY Innovation FLOW CONTROL  FLUID HANDLING

DEFENSE Mine Roller Factory Automation End of Arm Tool FACTORY AUTOMATION End of Arm Tool PACKAGING Corrugated Box Plant 35 MEDICAL Image-guided Radiation Therapy • High vibration and shock • Load bearing, mounting flexibility • Increased safety and accuracy • Simplify robot vision system • Load bearing + minimal weight • Power and data transfer • Alert system + remote monitoring • Simplified operator interface • Integrated control systems • Low torque, high-reliability • Designed to acuate beam shape • Highly targeted radiation delivery © KADANT INC. | 2024 KADANT INVESTOR DAY Innovation FLOW CONTROL  FLUID HANDLING

36 Doctoring, Cleaning & Filtration Product Line FLOW CONTROL BILAL MEHMOOD President, Kadant Solutions © KADANT INC. | 2024 KADANT INVESTOR DAY

37 Primary Product Offerings FLOW CONTROL  DOCTORING, CLEANING & FILTRATION © KADANT INC. | 2024 KADANT INVESTOR DAY DOCTORING CLEANING Water removal, roll cleaning, and scraping products to maximize productivity and machine uptime. Fabric and belt cleaning products to improve product quality, runnability, and optimize energy utilization. Filtration products to recover fiber, reduce water consumption, and improve energy efficiency. Increased machine efficiency and product quality Water and energy reduction Reduction of water resources and energy savings FILTRATION

38 BUILDING MATERIALS FOOD ENERGY METALS CONVERTING Key End Markets NON-WOVENS © KADANT INC. | 2024 KADANT INVESTOR DAY SYNTHETIC/ CARBON FIBER PACKAGING, PAPER & TISSUE FLOW CONTROL  DOCTORING, CLEANING & FILTRATION

INDUSTRY KADANT POSITION3 SIZE3 GROWTH3 POTENTIAL Packaging, Paper & Tissue 1            Construction (Building Materials) 2            Food 1            Metals 2            Energy 1            Converting -            Synthetic/Carbon Fiber 1            Nonwovens 2            Chemical -            Factory Automation -            39© KADANT INC. | 2024 KADANT INVESTOR DAY        A global leader in doctoring, cleaning & filtration with diversified end-market exposure. FLOW CONTROL  DOCTORING, CLEANING & FILTRATION Market Position and Opportunity

40© KADANT INC. | 2024 KADANT INVESTOR DAY

End Use • Bath and facial tissue, kitchen napkin and towel • Home and hospitality/commercial grades 41© KADANT INC. | 2024 KADANT INVESTOR DAY ROI/Payback • Improved uptime and runnability • Consistent, high-quality production • Up to $1 million in production savings annually from reduced downtime due to blade changes Kadant Products: Patented, proprietary Conformatic creping holders and ProCrepe® bi-metal and CeraEdgeTM ceramic blade technology. Our proprietary, patented technology has become the industry standard for high- quality production FLOW CONTROL  DOCTORING, CLEANING & FILTRATION Key Market: Tissue & Hygiene Products

Key Market: Food

FLOW CONTROL • DOCTORING, CLEANING & FILTRATION

End Use: Crackers/Cookies, Chocolate Bars, Snack/Breakfast Bars, Food Ingredients, Starches, Yeasts, Potato Flakes, Cereal

Kadant Products: Proprietary Accuflake™ Holder, Proflake™ Blades for roll cleaning systems

ROI/Payback:

- Increased production 12% by modifying an OEM-supplied machine
- Our holder and roll-cleaning equipment increased blade life 5-7 days
- Quality improved addressing contaminants, burnt product, and wet pieces

HACCP International-certified products

- Cleaning devices: improve product quality and increase throughput while ensuring food safety requirements are met
- Holders and blades: reduce downtime associated with blade changes to increase production

HACCP INTERNATIONAL FOOD SAFETY PROGRAMME CERTIFICATION







KADANT

© KADANT INC. | 2024 KADANT INVESTOR DAY

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End Use: Fiberglass Mat, Wipes, Hygiene Products, Filters, Geo-Textiles, Insulation, Grocery bags Kadant Product: M-Clean Cleaning & Conditioning System ROI/Payback: Sustainability Goals • Reduce water usage by 95% over current methods • Reduced maintenance of key process equipment by 4x • Water reuse • Fiber recovery 43© KADANT INC. | 2024 KADANT INVESTOR DAY Key Market: Nonwovens FLOW CONTROL  DOCTORING, CLEANING & FILTRATION

44© KADANT INC. | 2024 KADANT INVESTOR DAY Key Market: Nonwovens FLOW CONTROL  DOCTORING, CLEANING & FILTRATION M Clean Cleaning and Conditioning System enables our customers to benefit from water reuse and fiber recovery.

End Use: Fiberglass Mat, Wipes, Hygiene Products, Filters, Geo-Textiles, Insulation, Grocery bags Kadant Product: M-Clean Cleaning & Conditioning System ROI/Payback: Sustainability Goals • Reduce water usage by 95% over current methods • Reduced maintenance of key process equipment by 4x • Water reuse • Fiber recovery 45© KADANT INC. | 2024 KADANT INVESTOR DAY Key Market: Nonwovens FLOW CONTROL  DOCTORING, CLEANING & FILTRATION

46 End Use: Food Containers, Packaging Kadant Products: Filtration Systems ROI/Payback: Sustainability Goals - Reuse process water to enhance machine operation and increase fiber recovery Our products filter 1.2 billion gallons of water per day, saving approximately $569 million per year in heating energy. © KADANT INC. | 2024 KADANT INVESTOR DAY Key Market: Molded Fiber FLOW CONTROL  DOCTORING, CLEANING & FILTRATION

47 Innovation The kConnect series is a group of smart-connected products and services designed to provide access to real-time metrics important for inventory management and machine performance. © KADANT INC. | 2024 KADANT INVESTOR DAY FLOW CONTROL  DOCTORING, CLEANING & FILTRATION

Flow Control Highly diversified end markets Secular market drivers highly favorable for sustainable growth Geographic expansion opportunities with latest business additions Strong aftermarket component to business 48 KEY TAKEAWAYS © KADANT INC. | 2024 KADANT INVESTOR DAY

© KADANT INC. | 2024 KADANT INVESTOR DAY 49 CHAD GREENFIELD Commercial Director, Syntron Material Handling MATERIAL HANDLING Driving sustainability through recycling solutions for industries and communities.

© KADANT INC. | 2024 KADANT INVESTOR DAY 50 Material Handling KEY ATTRIBUTES Infrastructure-critical end markets Continuous growth through industry expansion Resource sustainability initiatives provide strong growth Strong global market share Strong aftermarket component to business

© KADANT INC. | 2024 KADANT INVESTOR DAY $213 $224 $237 $251 $265 $280 $296 $313 $331 $350 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E 51 Material Handling MARKET TRENDS Favorable market trends driving demand growth and multiple value-creation levers provide a compelling story for Kadant. Decarbonization and electrification leading to increased demand for energy-optimized systems and new technologies utilizing green energy. Disruptive technologies enabling new applications by increasing adoption of automation, advanced robotics, artificial intelligence, and rapidly expanding connectivity within process industries. Population growth and demographic shifts create new opportunities compounded by labor shortages, aging workforce, and skills gaps. Urbanization and aging infrastructure stimulating demand for convenience goods and services; recycling and waste management; and investments in infrastructure. Sustainability and environmental responsibility fueling demand for increased use of recyclable (cellulose) materials to preserve and secure Earth’s natural resources. (USD in billions) GLOBAL MATERIAL HANDLING MARKET CAGR: 5.7% 2023-2030 So urce: Grandv iew Resear ch , Mater ial Handling Eq uipment, 2022; Kadant analysis. CAGR: 5.5% 2021-2023

© KADANT INC. | 2024 KADANT INVESTOR DAY 52 BALERSCONVEYING AND VIBRATORY FEEDING Material Handling PRODUCT LINES

CHAD GREENFIELD Commercial Director, Syntron Material Handling Conveying & Vibratory Feeding Product Line MATERIAL HANDLING

© KADANT INC. | 2024 KADANT INVESTOR DAY 54 FOODSTEELCONSTRUCTION COMPUTER CHIPS MEDICATIONSINFRASTRUCTURE Markets and Applications MATERIAL HANDLING  CONVEYING & VIBRATORY FEEDING WIRING MET COALAGGREGATE CEMENT COPPER SAND AGRICULTURE PHARMA

© KADANT INC. | 2024 KADANT INVESTOR DAY SCREENING 55 Primary Product Offerings CONVEYING VIBRATORY FEEDING MATERIAL HANDLING  CONVEYING & VIBRATORY FEEDING

© KADANT INC. | 2024 KADANT INVESTOR DAY 56 Three Major Conveying Products: Conveyor Idlers, Conveyor Belt Trackers, and Screw Conveyors • Established industry leader since 1880 • Trusted global partner to leading producers • 24/7 real-time monitoring makes operations safer and more efficient

57 Screening Products • Applications in numerous industries, including heavy minerals, food processing, and pharmaceuticals • Screens are critical path equipment required for end users to operate • Wireless monitoring allows users to observe machine health and analyze data in real-time

58 Vibratory Feeder Products: Electromagnetic & Electromechanical • Industry leader that pioneered vibratory feeding technology almost 100 years ago • Highly-engineered products that increase productivity and improve cost-per-ton handling efficiency • Equipped with wireless Asset Performance Monitoring

© KADANT INC. | 2024 KADANT INVESTOR DAY 59 Automation: Asset Performance Monitoring • 24/7 wireless monitoring sensor system collects and analyzes data in real-time on vibratory feeders and screens • Provide alerts for operational anomalies and potential failures • Users see increased production and decreased unplanned downtime Innovation MATERIAL HANDLING  CONVEYING & VIBRATORY FEEDING

© KADANT INC. | 2024 KADANT INVESTOR DAY 60 Automation: Smart Idler • 24/7 wireless monitoring alerts users of potential failures before they happen • Provides increased efficiency, reduced downtime, and a safer operating environment Innovation MATERIAL HANDLING  CONVEYING & VIBRATORY FEEDING

© KADANT INC. | 2024 KADANT INVESTOR DAY 61 Atlas Energy Solutions – Dune Express Project • Longest overland conveyor in the Americas (42 miles) and the largest built in the world in the last 45 years • Dune Express is the most technologically advanced bulk material handling conveyor in the world • Expected to reduce emissions and road traffic by 70% Longest Conveyor in the Western Hemisphere MATERIAL HANDLING  CONVEYING & VIBRATORY FEEDING

© KADANT INC. | 2024 KADANT INVESTOR DAY 62

© KADANT INC. | 2024 KADANT INVESTOR DAY 63 Markets and Applications MATERIAL HANDLING  CONVEYING & FEEDING

CRAIG HELEY President, Kadant PAAL Baler Product Line MATERIAL HANDLING © KADANT INC. | 2024 KADANT INVESTOR DAY 64

© KADANT INC. | 2024 KADANT INVESTOR DAY 65 Primary Product Offerings AUTO-TIE CHANNEL BALER High throughput, high efficiency HOGGER & SHREDDER Process boxboard to make baling more efficient TWIN RAM BALER Suitable for wet waste containing organics PP TWINE AUTO-TIE BALER Complete bale can be incinerated Kadant offers the largest range of balers and is the best at providing customer solutions. MATERIAL HANDLING  BALERS

© KADANT INC. | 2024 KADANT INVESTOR DAY 66 Konti video full screen

© KADANT INC. | 2024 KADANT INVESTOR DAY 67 Kadant balers are utilized in a diverse range of applications. WASTE-TO-ENERGY AGRICULTUREPAPER & PACKAGINGRETAIL & DISTRIBUTION RECYCLERS & WASTE MANAGMENT Key Markets MATERIAL HANDLING  BALERS

68 Key Markets – Material Recycling Facility (MRF) MATERIAL HANDLING  BALERS

© KADANT INC. | 2024 KADANT INVESTOR DAY 69 Key Markets MATERIAL HANDLING  BALERS Kadant balers are utilized in a diverse range of applications. WASTE-TO-ENERGY AGRICULTUREPAPER & PACKAGINGRETAIL & DISTRIBUTION RECYCLERS & WASTE MANAGMENT

© KADANT INC. | 2024 KADANT INVESTOR DAY 70 A single Kadant baler can process a broad range of materials. SHREDDED PAPER CARDBOARD CLEAR PLASTIC HARD PLASTICS JUICE/DRINK BOX ALUMINUM BALE FIELD (CLEAN) WASTE TO FUEL AG PRODUCTS WRAPPED WASTE FUEL End Markets MATERIAL HANDLING  BALERS

Reliable, repeatable quality is achieved through investment in the manufacturing process. 71 Automation • Automation investment in large welding robot • Kadant builds approximately 5 balers per week • Shortest lead times in market (< 10 weeks) MATERIAL HANDLING  BALERS Reliable, repeatable quality is achieved through investment in our manufacturing process. • Investment in large welding robots • Largest baler manufacturer globally • Shortest lead times in market Automation © KADANT INC. | 2024 KADANT INVESTOR DAY

© KADANT INC. | 2024 KADANT INVESTOR DAY 72 Innovation BALEiD (Bale material content) • Patented automatic application • RFID technology • Trace materials more accurately • Manage logistics more effectively

73 Une image contenant Police, Graphique, texte, graphisme Description générée automatiquement Receive essential information Predict need to replace parts Connect to baler remotely Une image contenant Police, texte, Graphique, capture d’écran Description générée automatiquement Find and order spare parts Innovation

© KADANT INC. | 2024 KADANT INVESTOR DAY 74 IMCP (Information about the baler) • Digitalization Innovationillumen.X Dashboard MATERIAL HANDLING  BALERS Time Period Number of Bales

© KADANT INC. | 2024 KADANT INVESTOR DAY 75 IMCP (Information about the baler) • Digitalization Innovationillumen.X Dashboard: Work Shop and Web Shop MATERIAL HANDLING  BALERS Select the sub-assembly; drill down to the required part and order

© KADANT INC. | 2024 KADANT INVESTOR DAY 76 Key Takeaways MATERIAL HANDLING Infrastructure-critical end markets Continuous growth through industry expansion Resource sustainability initiatives provide strong growth Strong global market share Strong aftermarket component to business

© KADANT INC. | 2024 KADANT INVESTOR DAY 77 MICHAEL COLWELL Senior Vice President, Industrial Processing INDUSTRIAL PROCESSING Solutions to help customers maximize the production of fiber-based, renewable products.

78 Industrial Processing PRODUCT LINES FIBER PROCESSING 4WOOD PROCESSING © KADANT INC. | 2024 KADANT INVESTOR DAY

79 Industrial Processing Critical material breakdown equipment Has the biggest impact on fiber recovery and system profitability Replace-and-run wear parts Strong aftermarket and service revenue stream Large installed base Dominant and established global market share Strong growth and demand Fiber is a regenerative, renewable, and sustainable resource © KADANT INC. | 2024 KADANT INVESTOR DAY KEY ATTRIBUTES

Industrial Processing

MARKET TRENDS

Favorable market trends driving demand growth and multiple value creation levers provide a compelling story for Kadant.

GLOBAL WOOD, PULP, & PAPER MARKET

(USD in billions)



CAGR: 6.0%
2022-2029
$1,054
$1,116
$1,183
$1,251
$1,326
$1,404
$1,490
$1,580
2022
2023
2024E
2025E
2026E
2027E
2028E
2029E

Source: The Business Research Directory, Precedence Research, Kadant analysis.

Decarbonization and electrification leading to increased demand for energy-optimized systems and new technologies utilizing green energy.

Disruptive technologies enabling new applications by increasing adoption of automation, advanced robotics, artificial intelligence, and rapidly expanding connectivity within process industries.

Population growth and demographic shifts create new opportunities compounded by labor shortages, aging workforce, and skills gaps.

Urbanization and aging infrastructure stimulating demand for convenience goods and services; recycling and waste management; and investments in infrastructure.

Sustainability and environmental responsibility fueling demand for increased use of recyclable (cellulose) materials to preserve and secure Earth's natural resources.

KADANT
© KADANT INC. | 2024 KADANT INVESTOR DAY
80

81 Industrial Processing MARKET TRENDS © KADANT INC. | 2024 KADANT INVESTOR DAY Key Drivers: U.S. Housing Starts So urce: St. Louis Fed d ata, Nov 2024 and Kadan t an alysis

Industrial Processing

MARKET TRENDS

Favorable market trends driving demand growth and multiple value creation levers provide a compelling story for Kadant.

GLOBAL WOOD, PULP, & PAPER MARKET

(USD in billions)



CAGR: 6.0%
2022-2029
$1,054
$1,116
$1,183
$1,251
$1,326
$1,404
$1,490
$1,580
2022
2023
2024E
2025E
2026E
2027E
2028E
2029E

Source: The Business Research Directory, Precedence Research, Kadant analysis.

Decarbonization and electrification leading to increased demand for energy-optimized systems and new technologies utilizing green energy.

Disruptive technologies enabling new applications by increasing adoption of automation, advanced robotics, artificial intelligence, and rapidly expanding connectivity within process industries.

Population growth and demographic shifts create new opportunities compounded by labor shortages, aging workforce, and skills gaps.

Urbanization and aging infrastructure stimulating demand for convenience goods and services; recycling and waste management; and investments in infrastructure.

Sustainability and environmental responsibility fueling demand for increased use of recyclable (cellulose) materials to preserve and secure Earth's natural resources.

KADANT

© KADANT INC. | 2024 KADANT INVESTOR DAY

82

83 MICHAEL COLWELL Senior Vice President, Industrial Processing Wood Processing Product Line INDUSTRIAL PROCESSING © KADANT INC. | 2024 KADANT INVESTOR DAY

84 • is 100% solar powered; • removes carbon from the air; • converts it to a strong, beautiful, sustainable building product; and, • releases pure oxygen in the process? Can you imagine a machine that: Key Inputs INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

85 Number one in global market share for debarkers and stranders.3 DEBARKERS STRANDERS CHIPPERS KNIFE SYSTEMS Primary Product Offerings INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

86 DEBARKERS STRANDERS CHIPPERS KNIFE SYSTEMS Primary Product Offerings INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY Number one in global market share for debarkers and stranders.3

87 DEBARKERS STRANDERS CHIPPERS KNIFE SYSTEMS Primary Product Offerings INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY Number one in global market share for debarkers and stranders.3

88 DEBARKERS STRANDERS CHIPPERS KNIFE SYSTEMS Primary Product Offerings INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY Number one in global market share for debarkers and stranders.3

89 DEBARKERS STRANDERS CHIPPERS KNIFE SYSTEMS Primary Product Offerings INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY Number one in global market share for debarkers and stranders.3

Nicholson 90 Value Proposition INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

Nicholson 91 Value Proposition INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

92 End Markets INDUSTRIAL PROCESSING  WOOD Our mill customers produce wood products for end markets with dynamic growth. © KADANT INC. | 2024 KADANT INVESTOR DAY ORIENTED STRAND BOARD (OSB) PLYWOOD MEDIUM-DENSITY BOARD (MDF) PARTICLE BOARD BARK MULCH WOOD CHIPS DIMENSIONAL LUMBER MASS TIMBER

93 End Markets INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY Source: West Fraser Investor Presentation, October 2024

94 Innovation INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY • Variable Flare Reducer

95 Innovation INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY • Variable Flare Reducer • Disposable Knife Systems

• Variable Flare Reducer • Disposable Knife Systems • Argus real-time Vision Systems featuring illumen.X technology 96 Innovation INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

97 Value Proposition INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

98 Value Proposition INDUSTRIAL PROCESSING  WOOD © KADANT INC. | 2024 KADANT INVESTOR DAY

CHRIS DEMLER President, Kadant Black Clawson Fiber Processing Product Line INDUSTRIAL PROCESSING 99

PAPER RECYCLING SYSTEMS REJECT HANDLING / UPCYCLING 100 Whole-System Offerings INDUSTRIAL PROCESSING  FIBER We engineer solutions and manufacture equipment for entire fiber processing systems. VIRGIN FIBER SYSTEMS © KADANT INC. | 2024 KADANT INVESTOR DAY 100

Photo PACKAGING CORRUGATED PAPERBOARD BOXES PRINTING PAPER MOLDED PULP TISSUE & TOWEL KRAFT PULP FOOD SERVICE End Markets INDUSTRIAL PROCESSING  FIBER Our customers produce products for end markets with stable demand. © KADANT INC. | 2024 KADANT INVESTOR DAY 101

102 Paper Recycling Systems Encompass Multiple Systems INDUSTRIAL PROCESSING  FIBER © KADANT INC. | 2024 KADANT INVESTOR DAY 102 PAPER RECYCLING SYSTEMS

103 Paper Recycling System Case Study INDUSTRIAL PROCESSING  FIBER CASE STUDY • A brownfield opportunity to revitalize a small town/facility • Creative layout to utilize available equipment and adapt to the existing building space • Worldclass system design to provide one-of-a- kind product quality PAPER RECYCLING SYSTEMS © KADANT INC. | 2024 KADANT INVESTOR DAY 103

104 104 Reject Handling and Upcycling Systems INDUSTRIAL PROCESSING  FIBER © KADANT INC. | 2024 KADANT INVESTOR DAY CASE STUDY • The client was paying €5 million per year to landfill 100 tons per day of plastic rejects and desired to reduce operating expense • Our enhanced dewatering technology improved dryness by 50% and reduced water consumption and landfill expenses • The client reported €1.5 million per year in disposal costs savings with a simple payback of about 6 months • This success led to other projects including helping the client with mixed metal and plastic optimization REJECT HANDLING / UPCYCLING

FIBERLINE & WASHING HEAT TRANSFER EVAPORATION 105 Virgin Fiber Systems Comprise Multiple Systems INDUSTRIAL PROCESSING  FIBER RECAUTISIZING VIRGIN FIBER SYSTEMS © KADANT INC. | 2024 KADANT INVESTOR DAY 105

106 Virgin Fiber Systems Case Study INDUSTRIAL PROCESSING  FIBER CLEARED SITETHE TEAM PL NTHE FOUNDATIONTANK FABRICATIOBRIDGE EREC IPUMPS & CO TR LSFEE W LL & RAKESU & RUN ING CASE STUDY • Paper producer had an emergency failure of a critical clarifier costing 300 tons per day and $75,000 per day in lost production and increased costs • They recognized Kadant had premium product and responsive support • We provided system design, critical components, detail engineering, and balance of plant purchasing • A new 70-ft diameter clarifier was up and running in just 28 weeks • We saved them over $5 million based on typical 12-month project schedule VIRGIN FIBER SYSTEMS © KADANT INC. | 2024 KADANT INVESTOR DAY 106

107 The first continuous detrashing system Patented; most efficient cleaner in market Patented; market-leading clarifier system Innovation Process INDUSTRIAL PROCESSING  FIBER © KADANT INC. | 2024 KADANT INVESTOR DAY • A reproducible process using cross-functional teams to develop innovative and elegant solutions • In use for over a decade to drive new product development Systematic Inventive Thinking (SIT)

Market Trends – Key Stats 108 INDUSTRIAL PROCESSING  FIBER © KADANT INC. | 2024 KADANT INVESTOR DAY 94% Paper and board is the most recycled packaging in Europe Source: EUROSTAT, 2020 Packaging Recycling Rates 81.5% 75.7% 75.9% 37.6% Paper Metal Glass Plastic RECYCLING RATES 2023 65 - 69% 71 - 76% PAPER PAPERBOARD Curbside 197 79% 24,236 61% Drop-off 138 55% 21,165 53% Total 235 94% 33,360 84% PROGRAM TYPE POPULATION WITH ACCESS COMMUNITIES WITH ACCESS Population (Millions) Perception of U.S. Total Number of comms. Percent of U.S. Total

109© KADANT INC. | 2024 KADANT INVESTOR DAY Market Trends – Key Stats INDUSTRIAL PROCESSING  FIBER Source: RISI Fastmarkets, July 2024 Containerboard has been consolidating and is rebounding. • Kadant has performed well providing aftermarket parts and expanded services and is positioned for growth WORLD CONTAINERBOARD DEMAND GROWTH 1.9% 0.2% 2.5% 7.2% -2.7% -0.8% 3.0% 3.6% 3.7% 3.4% 2.9% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028

110© KADANT INC. | 2024 KADANT INVESTOR DAY Demand for molded fiber packaging is forecast to rise 7.8% annually. https://www.freedoniagroup.com/industry-study/us-molded-fiber-packaging Market Trends – Key Stats INDUSTRIAL PROCESSING  FIBER • Recyclable, compostable, biodegradable, and increasingly made from agricultural waste • Coatings and additives, like Kadant BioFiber®, will increase molded fiber applications • New products such as molded fiber beverage bottles 2021-2032 (USD Billion) MOLDED FIBER PACKAGING MARKET SIZE BY TYPE Containerboard has been consolidating and is rebounding. Source: RISI Fastmarkets, July 2024 • Kadant has performed well providing aftermarket parts and expanded services and is positioned for growth WORLD CONTAINERBOARD DEMAND GROWTH 1.9% 0.2% 2.5% 7.2% -2.7% -0.8% 3.0% 3.6% 3.7% 3.4% 2.9% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028

Market Trends – Key Stats 111 INDUSTRIAL PROCESSING  FIBER © KADANT INC. | 2024 KADANT INVESTOR DAY Source: TheRoundup.org • 35% of microplastics in oceans come from clothing • 92 million tons per year of textile becomes waste • Only 1% of clothing is recycled into new garments

• People-first service bundles: engineers, process, and digital support products • Provide EPC plant design and installation services that mill teams are no longer able to do Expanding Our Growth Prospects INDUSTRIAL PROCESSING  FIBER • Offer digital twin process modeling and training • Provide machine health sensor packages and monitoring services • Develop AI process health analytics and optimization tools / services • Advance upcycling products and integrate with recycling system solutions • Utilize our fiber processing expertise to lead the emerging textile recycling business © KADANT INC. | 2024 KADANT INVESTOR DAY 112

113 Industrial Processing Critical material breakdown equipment Has the biggest impact on fiber recovery and system profitability Replace-and-run wear parts Strong aftermarket and service revenue stream Large installed base Dominant and established global market share Strong growth and demand Fiber is a regenerative, renewable, and sustainable resource © KADANT INC. | 2024 KADANT INVESTOR DAY KEY ATTRIBUTES

10 Minute Break

DARA MITCHELL Senior Vice President, Corporate Development 115 Acquisition Strategy and 80/20 © KADANT INC. | 2024 KADANT INVESTOR DAY

Proven Track Record of Successful M&A 116© KADANT INC. | 2024 KADANT INVESTOR DAY Screen Baskets Kadant India

Types of Acquisitions and Where They Come From Driven by Kadant’s divisions to ramp their strategic initiatives TUCK-INS Over 500 identified targets with the goal to avoid a process or at least be the “favorite” STRATEGIC STAND-ALONES Relationships with 150+ bankers who show us new platform ideas NEW PLATFORMS © KADANT INC. | 2024 KADANT INVESTOR DAY 117

Identifying and Acquiring the Best Businesses 120+ Actionable Opportunities 15+ Indications of Interest ~3 Acquisitions TYPICAL YEAR © KADANT INC. | 2024 KADANT INVESTOR DAY 118

Predominantly Proprietary Acquisitions Since 2019 Material Handling • Syntron NEW PLATFORMS Flow Control • Clouth • DSTI Industrial Processing • Kadant India • Cogent • Key Knife Material Handling • Balemaster • KWS STRATEGIC STAND-ALONES Flow Control • Solcera Industrial Processing • Celtec • Frontway • Tornado Pulper • Lindsay Material Handling • Conveyors Plus • MacService TUCK-INS acquisitions sourced via existing relationships 14/16 © KADANT INC. | 2024 KADANT INVESTOR DAY 119

120 Our Approach to Making Acquisitions Successful • Acquisition Criteria • Acquisition Price Paid • Unlocking Value © KADANT INC. | 2024 KADANT INVESTOR DAY

Key Knife: Acquired in 2024 • Mission Critical: Significant impact on wood fiber optimization • Attractive Market: Key market for Kadant • Market Position: Market leader in disposable knife systems • Robust Financials: 100% aftermarket parts with excellent margins • Customer Retention: Large worldwide installed customer base • Leveraged relationships to position Kadant as the best “home” for a unique ESOP business and avoid a process. • Decentralized model ideal platform for ESOP • Key Knife working with other wood processing businesses to leverage growth synergies © KADANT INC. | 2024 KADANT INVESTOR DAY 121 Reasonable Prices Preserve and Enhance Value Strong Business

• 80/20 program • Pricing engine • LEAN manufacturing • Focus on driving aftermarket parts • Leveraging illumen.X digital platform • Geographic footprint and internal networking • Support for acquisitions • Being part of a public company Creating Value: Best of Both Worlds INDEPENDENCE THROUGH DECENTRALIZATION WITH ACCESS TO KADANT VALUE ENHANCERS © KADANT INC. | 2024 KADANT INVESTOR DAY 122

Financial Impact of Acquisitions Since 2013: • Completed 24 acquisitions • Average deal multiple 8.8x through the period • Represent 56% of forecasted 2024 revenue • Represent 64% of forecasted 2024 adjusted EBITDA © KADANT INC. | 2024 KADANT INVESTOR DAY 123

Acquisition Performance Average adjusted ROIC6 for 2023: 15% © KADANT INC. | 2024 KADANT INVESTOR DAY 124

The Next 5 Years: Acquisition Strategy • Continue to add strategic stand-alones and tuck-ins to leverage core markets • Selectively acquire new platforms in ancillary markets that strengthen the depth and breadth of Kadant • Maintain decentralized operating model • Maintain discipline in acquisition criteria © KADANT INC. | 2024 KADANT INVESTOR DAY 125

126 Serving our best customers even better. 80/20

80/20 Explained 20% of efforts lead to 80% of results • Products • Customers © KADANT INC. | 2024 KADANT INVESTOR DAY 127 Results 80% Effort 20% The Pareto Principle FOCUS ON TREATING YOUR BEST CUSTOMERS EVEN BETTER

80/20 Benefits • Reduces complexity • Deepens key customer relationships • Drives profitable revenue growth • Provides focus • Frees up time • Empowers employees • Improves profit • Decreases invested capital = ROIC Profit Invested Capital © KADANT INC. | 2024 KADANT INVESTOR DAY 128

Our 80/20 Process • Heavily data-driven • Cross-functional teams focused on simplifying the business and expanding growth • Large numbers of people within the business working on teams • Recommendations are bottom-up not top-down • Not a “project” but a way of running the business • Typically takes 18-24 months to see meaningful results © KADANT INC. | 2024 KADANT INVESTOR DAY 129

Product Simplification Team • Team objective was to reduce number of materials and configurations offered, removing complexity • Multi-function team: Applications, R&D, Engineering, Manufacturing, Sales, Stock Room • Systematically analyzed data from both product and customer perspective • Then able to apply the process to European blades business reducing ceramic and composite blade materials NORTH AMERICAN DOCTOR BLADE BUSINESS © KADANT INC. | 2024 KADANT INVESTOR DAY 130

Product Simplification: Doctor Blades 37% Materials 50% Configurations 74% Materials 85% Configurations “Keeping inventory is much easier. We are now standardizing which saves production time by allowing us to make more standard products.” - Tommy B., metal line lead and assistant supervisor • Simplified manufacturing process • Easier sales process • Streamlined supply chain • Reduced inventory Europe North America RESULTSREDUCTIONS © KADANT INC. | 2024 KADANT INVESTOR DAY 131

Transformative Qualitative Benefits • Identifying top talent • Employee engagement through meaningful work, and empowerment through impacting change • Increased communication across business functions • Focused new product development • Targeted market expansion • Efficiency mindset applied to other processes © KADANT INC. | 2024 KADANT INVESTOR DAY 132

80/20 Revenue Distribution 44% © KADANT INC. | 2024 KADANT INVESTOR DAY 133 46%54% 2024F Revenue Under 80/20 Program Subsidiaries Under 80/20 Remaining Subsidiaries

80/20 and Acquisitions: The Fit Synergies are elusive and difficult to obtain making it challenging to achieve strong returns in a competitive deal market. 80/20 is highly effective, value enhancing and works especially well with a decentralized operating model. Challenge Value Enhancer © KADANT INC. | 2024 KADANT INVESTOR DAY 134

($ millions) 2023 2020 CHANGE Revenue $112.6 $79.3 42.0% Gross Margin 35.2% 30.7% 450 bps SG&A, excluding intangible amortization, as % of revenue 10.8% 13.4% 260 bps Adjusted EBITDA* $28.9 $15.2 90.1% Adjusted EBITDA Margin* 25.7% 19.1% 660 bps Number of Parts 11,319 13,763 (17.8%) Actual Results of 80/20 on Acquired Entity ACQUISITION MADE IN 2019; STARTED 80/20 IN 2020 © KADANT INC. | 2024 KADANT INVESTOR DAY 135

136 Delivering Sustainable Value FINANCIAL REVIEW MICHAEL J. MCKENNEY Executive Vice President & CFO

Value Creation for Kadant Shareholders Strong track record of financial performance Steady and predictable recurring revenue stream Geographic and market diversity Strong free cash flows*Disciplined capital allocation Targeted growth in EBITDA* margin New five-year plan with excellent long- term outlook 137 KEY FINANCIAL ATTRIBUTES © KADANT INC. | 2024 KADANT INVESTOR DAY

Driving Profitable Growth 138 KADANT 2018 v. 2023 $958 REVENUE 51% $166 OPERATING INCOME 87% $10.04 Adj. EPS* 88% $201 Adj. EBITDA* 75% 21.0% Adj. EBITDA MARGIN* 280 bps $166 CASH FLOW 163% (USD in millions, except per share amount) © KADANT INC. | 2024 KADANT INVESTOR DAY

139© KADANT INC. | 2024 KADANT INVESTOR DAY Kadant performance surpasses most industrial companies.

Baird Industrial Company Composite Benchmarking 140 KADANT PERFORMANCE COMPS © KADANT INC. | 2024 KADANT INVESTOR DAY The Baird Industrial Company Composite represents 484 companies which Baird views as indicative of the publicly traded industrial company universe.

Kadant Comparison to Other Industrials 141 BAIRD INDUSTRIAL COMPANY COMPOSITE (BICC) 2024F REVENUE GROWTH 2023 GROSS MARGIN © KADANT INC. | 2024 KADANT INVESTOR DAY -9.1% -3.2% 2.1% 7.2% 9.7% 13.2% p10 p25 p50 p75 KADANT p90 12.0% 18.8% 27.9% 37.3% 43.5% 46.7% p10 p25 p50 p75 KADANT p90

Kadant Comparison to Other Industrials 142 BAIRD INDUSTRIAL COMPANY COMPOSITE (BICC) 2023 ADJUSTED EBITDA MARGIN* 2023 ROIC5 © KADANT INC. | 2024 KADANT INVESTOR DAY 6.2% 9.8% 14.3% 19.8% 21.0% 25.0% p10 p25 p50 p75 KADANT p90 3.9% 9.4% 16.4% 27.5% 35.0% 38.4% p10 p25 p50 p75 KADANT p90

Strong Track Record of High Performance 143 24% 22% 87% 16% 37% 81% 60% 105% 252% 1-Year 3-Year 5-Year Russell 3000 Dow Jones U.S. Industrial Machinery TSM Kadant Inc. (NYSE: KAI) TOTAL SHAREHOLDER RETURN (2023) © KADANT INC. | 2024 KADANT INVESTOR DAY

62% 38% Aftermarket Parts Steady and Predictable Recurring Revenue Stream 144 • Large installed base and new capital orders drive recurring parts sales • Razor / razor blade opportunities • Higher gross margins • Reduces revenue volatility • Enhances customer relationship AFTERMARKET PARTS v. CAPITAL REVENUE HIGHLIGHTS 65% 35% Aftermarket Parts Capital FY 2023 Q3 YTD 2024 © KADANT INC. | 2024 KADANT INVESTOR DAY

Advantages of Geographic and Market Diversity 145 REVENUE BY CUSTOMER LOCATION REVENUE BY END MARKET 2023 REVENUE SOURCE 47% 9% 26% 12% 6% U.S. Canada & Mexico Europe Asia ROW 36% 23% 21% 20% General Industrial Paper Wood Products Packaging © KADANT INC. | 2024 KADANT INVESTOR DAY

$53 $87 $85 $150 $85 $141 2018 2019 2020 2021 2022 2023 Adjusted Free Cash Flow* Operating Cash Flow Strong Adjusted Free Cash Flow* 146 $166 $63 • Solid track record of debt paydowns • Leverage ratio7 target < 2.5%, currently at 1.13 • Capex as % of revenue approximately 2% to 2.5% • Working capital target 12% to 15% of revenue • R&D approximately 1.5% of revenue HIGHLIGHTS($ in millions) $97 $93 $162 $103 © KADANT INC. | 2024 KADANT INVESTOR DAY DRIVEN BY PREMIUM POSITIONING AND LARGE INSTALLED BASE

62%16% 11% 11% Dividends Disciplined Capital Deployment 1471 $553 million CAPITAL ALLOCATION 2019-2023 Acquisitions Capex R&D • $345 million invested in acquisitions • Average acquisition multiple of 9.2x • Average adjusted ROIC6 for significant acquisitions completed since 2013 is 15% • Cash dividends have increased every year with 6.5% CAGR • Adjusted free cash flow* as a % of adjusted net income* averaged 130% HIGHLIGHTS © KADANT INC. | 2024 KADANT INVESTOR DAY

HISTORICAL PERFORMANCE FIVE-YEAR FINANCIAL TARGETS 148

Five-Year Financial Targets for 2017 1491 Base 2012 Target for 2017 Actual 2017 Revenue $332 million $500 - $550 million $515 million Adjusted EBITDA* $45 million $60 - $80 million $92 million Adjusted EPS* $2.29 $4.00 - $5.00 $4.49 Free Cash Flow* $25 million $45 - $60 million $48 million Net (Cash) Debt ($48) million $45 million $165 million © KADANT INC. | 2024 KADANT INVESTOR DAY

Five-Year Financial Targets for 2021 1501 Base 2016 Target for 2021 Actual 2021 Revenue $414 million $700 - $800 million $787 million Adjusted EBITDA* $62 million $100 - $125 million $159 million Adjusted EPS* $3.10 $5.00 - $6.00 $7.83 Free Cash Flow* $45 million $70 - $80 million $150 million Net (Cash) Debt ($7) million $60 - $140 million $175 million © KADANT INC. | 2024 KADANT INVESTOR DAY

Five-Year Financial Targets for 2023 151151 Base 2018 Target for 2023 Actual 2023 Revenue $634 million $1 - $1.2 billion $958 million Adjusted EBITDA* $115 million $210 - $230 million $201 million Adjusted EBITDA Margin* 18.2% 20.0% 21.0% Adjusted EPS* $5.34 $8.00 - $9.00 $10.04 Adjusted Free Cash Flow* $53 million $140 - $160 million $141 million Net Debt $130 million $225 - $245 million $4.4 million Leverage Ratio7 1.19x 1.10 – 1.20x 0.27x © KADANT INC. | 2024 KADANT INVESTOR DAY

Revenue and Adjusted EPS* Performance 1521 DELIVERING CONSISTENT LONG-TERM GROWTH $634 $705 $635 $787 $905 $958 2018 2019 2020 2021 2022 2023 $5.34 $5.36 $5.00 $7.83 $9.24 $10.04 2018 2019 2020 2021 2022 2023 REVENUE CAGR: 8.6% ADJUSTED EPS* CAGR: 13.5% © KADANT INC. | 2024 KADANT INVESTOR DAY

Targeted Growth in EBITDA Margin* 1531 ENHANCING OUR MARGIN PROFILE • Key financial metric • 280 bps improvement over 5 Years • 800 bps improvement over 10 Years • New adjusted EBITDA margin* target of 23%+ HIGHLIGHTS $115 $127 $116 $159 $189 $201 18.2% 18.0% 18.3% 20.3% 20.9% 21.0% 16.5% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% 21.5% $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 2023 Adj. EBITDA* Adj. EBITDA Margin* ($ in millions) © KADANT INC. | 2024 KADANT INVESTOR DAY

Improving Operating Leverage to Maximize Value 1541 STRONG EXECUTION CAPABILITIES ENHANCE PROFITABLE GROWTH • 320 bps improvement over 5 years • 880 bps improvement over 10 years • Contributions from 80/20 program • Leverage automation and lean operating principles • Continue to improve operating leverage HIGHLIGHTS 27.7% 27.0% 28.8% 26.1% 24.5% 24.5% 2018 2019 2020 2021 2022 2023 Adjusted SG&A* as a % of Revenue © KADANT INC. | 2024 KADANT INVESTOR DAY

2024-2028 FIVE-YEAR PLAN 155

2024-2028 Five Year Plan 156 FINANCIAL TARGETS & ASSUMPTIONS © KADANT INC. | 2024 KADANT INVESTOR DAY • Economic growth will be moderate yet steady throughout the period • Industrial demand will track closely to GDP growth • Organic growth of 3% to 5% will benefit from numerous internal programs, including 80/20 and other initiatives • Growth via acquisitions expected to be 6% to 8% ASSUMPTIONS 2023 2028 TARGET Revenue $958 $1,500 - $1,800 Adjusted EBITDA* $201 $340 - $405 Adjusted EBITDA Margin* 21.0% 23.0% + Adjusted EPS* $10.04 $15.00 - $18.00 Adjusted Free Cash Flow* $141 $240 - $280 ($ in millions except per share amount)

$958 $1,650 2023 2028 $201 $380 2023 2028 CAGR: 11.5% Excellent Long-Term Outlook 157 REVENUE AND ADJUSTED EBITDA* GROWTH © KADANT INC. | 2024 KADANT INVESTOR DAY REVENUE CAGR: 13.6% ADJUSTED EBITDA* 21.0% 23.0% (midpoint of range) (midpoint of range) ($ in millions)

Summary & Conclusion JEFFREY L. POWELL President & Chief Executive Officer

Value Creation for Kadant Shareholders • Growing end markets driven by global macro trends • Decentralized structure, asset-light operating model • Strong track record of financial performance • Strong free cash flows* • Disciplined capital allocation and proven record of value-creating acquisitions • Experienced management team 159 TECHNOLOGY THAT DRIVES SUSTAINABLE INDUSTRIAL PROCESSING® © KADANT INC. | 2024 KADANT INVESTOR DAY

Value Creation for Kadant Shareholders 160 CONSISTENTLY DELIVERING GROWTH FOR OUR SHAREHOLDERS 36.0% 24.5% 2009 2023 ADJUSTED EBITDA MARGIN* ADJUSTED SG&A* (as a % of revenue) © KADANT INC. | 2024 KADANT INVESTOR DAY 5.1% 21.0% 2009 2023

$0.13 $10.04 2009 2023 Value Creation for Kadant Shareholders 161 CONSISTENTLY DELIVERING GROWTH FOR OUR SHAREHOLDERS $226 $958 2009 2023 REVENUE ADJUSTED EPS* © KADANT INC. | 2024 KADANT INVESTOR DAY $11 $201 2009 2023 ADJUSTED EBITDA* CAGR: 10.9% CAGR: 22.8% CAGR: 36.4% ($ in millions except per share amounts)

Question & Answer

163 KADANT 2024 INVESTOR DAY Appendix

Adjusted EPS* Reconciliation 2009 2010 2011 2012 2013 2014 2015 2016 2017 GAAP EPS from Continuing Operations, as reported $ (0.48) $ 1.48 $ 2.74 $ 2.66 $ 2.07 $ 2.56 $ 3.09 $ 2.88 $ 2.75 Restructuring Costs and Other Expense (Income), net of tax 0.24 (0.07) (0.13) 0.03 - 0.05 0.03 (0.02) 0.01 Acquisition Costs, net of tax - - - - - - - 0.15 0.39 Amortization of Acquired Profit in Inventory and Backlog, net of tax - - - - 0.17 0.17 0.01 0.12 0.43 Discrete Tax Items 0.37 - (0.51) (0.40) - - - (0.02) 0.90 Adjusted EPS* $ 0.13 $ 1.41 $ 2.10 $ 2.29 $ 2.24 $ 2.78 $ 3.13 $ 3.10 $ 4.49 164© KADANT INC. | 2024 KADANT INVESTOR DAY

Adjusted EPS* Reconciliation 2018 2019 2020 2021 2022 2023 GAAP EPS, as reported $ 5.30 $ 4.54 $ 4.77 $ 7.21 $ 10.35 $ 9.90 Settlement and Curtailment Losses, net of tax 0.09 0.55 - - - - Gain on Sale of Buildings and Other Income, net of tax - - - (0.03) (1.30) (0.05) Impairment and Restructuring Costs, net of tax 0.11 0.17 0.19 0.08 0.11 0.04 Relocation Costs, net of tax - - - - - 0.05 Acquisition Costs, net of tax 0.10 0.06 0.03 0.26 0.04 0.10 Amortization of Acquired Profit in Inventory and Backlog, net of tax 0.02 0.32 0.04 0.34 0.03 - Discrete Tax Items (0.29) (0.29) (0.03) (0.04) - - Adjusted EPS* $ 5.34 $ 5.36 $ 5.00 $ 7.83 $ 9.24 $ 10.04 165© KADANT INC. | 2024 KADANT INVESTOR DAY

Adjusted Free Cash Flow* Reconciliation ($ in millions) 2018 2019 2020 2021 2022 2023 Operating Cash Flow, as reported $ 63.0 $ 97.4 $ 92.9 $ 162.4 $ 102.6 $ 165.5 Capital Expenditures, as reported (16.6) (9.9) (7.6) (12.8) (28.2) (31.8) Free Cash Flow* $ 46.4 $ 87.5 $ 85.3 $ 149.6 $ 74.4 $ 133.7 Capital Expenditures for Facility Projects 6.4 - - - 10.4 7.4 Adjusted Free Cash Flow* $ 52.8 $ 87.5 $ 85.3 $ 149.6 $ 84.8 $ 141.1 166© KADANT INC. | 2024 KADANT INVESTOR DAY

Adjusted EBITDA* Reconciliation ($ in millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net Income Attributable to Kadant $ (5.9) $ 18.5 $ 33.6 $ 31.6 $ 23.4 $ 28.7 $ 34.4 $ 32.1 $ 31.1 Net Income Attributable to Noncontrolling Interest - 0.3 0.3 0.2 0.2 0.4 0.3 0.4 0.5 Provision for Income Taxes 3.7 5.2 4.3 4.8 9.3 12.4 14.7 12.1 26.1 Interest Expense, net 1.8 1.1 0.5 0.5 0.3 0.6 0.7 1.0 3.1 (Income) Loss from Discontinued Operations and Other Expense, net - (0.1) - (0.7) 0.1 - - - 0.9 Operating Income (Loss) $ (0.4) $ 25.0 $ 38.7 $ 36.4 $ 33.3 $ 42.1 $ 50.1 $ 45.6 $ 61.7 Restructuring Costs and Other Income 4.4 (1.1) (1.9) - 0.1 0.8 0.5 (0.3) 0.2 Acquisition Costs - - - - - - - 1.8 5.4 Acquired Profit in Inventory and Backlog Amortization - - - - 2.6 2.6 0.2 1.9 6.5 Adjusted Operating Income* $ 4.0 $ 23.9 $ 36.8 $ 36.4 $ 36.0 $ 45.5 $ 50.8 $ 49.0 $ 73.8 Depreciation and Amortization 7.4 7.3 8.0 8.4 8.7 10.8 10.7 12.9 17.9 Adjusted EBITDA* $ 11.4 $ 31.2 $ 44.8 $ 44.8 $ 44.7 $ 56.3 $ 61.5 $ 61.9 $ 91.7 Revenue $225.6 $270.0 $335.5 $331.8 $344.5 $402.1 $390.1 $414.1 $515.0 Adjusted EBITDA Margin* 5.1% 11.5% 13.3% 13.5% 13.0% 14.0% 15.8% 14.9% 17.8% 167© KADANT INC. | 2024 KADANT INVESTOR DAY

Adjusted EBITDA* Reconciliation ($ in millions) 2018 2019 2020 2021 2022 2023 Net Income Attributable to Kadant $ 60.4 $ 52.1 $ 55.2 $ 84.0 $ 120.9 $ 116.1 Net Income Attributable to Noncontrolling Interest 0.6 0.5 0.5 0.8 0.8 0.7 Provision for Income Taxes 18.5 16.3 17.9 27.2 43.9 42.2 Interest Expense, net 6.7 12.5 7.2 4.6 5.6 6.7 Other Expense, net 2.4 6.4 0.3 0.1 0.1 0.1 Operating Income $ 88.6 $ 87.8 $ 81.1 $ 116.7 $ 171.3 $ 165.8 Gain on Sale of Buildings and Other Income - - - (0.5) (20.2) (0.9) Indemnification Asset Reversals - - - - 1.3 0.1 Impairment and Restructuring Costs 1.7 2.5 3.0 1.0 1.3 0.8 Relocation Costs - - - - - 0.8 Acquisition Costs 1.3 0.8 0.5 3.6 0.7 1.4 Acquired Profit in Inventory and Backlog Amortization 0.3 4.9 0.5 5.6 0.5 - Adjusted Operating Income* $ 91.9 $ 96.0 $ 85.1 $ 126.4 $ 154.9 $ 168.0 Depreciation and Amortization 23.3 31.1 30.8 33.0 34.2 33.3 Adjusted EBITDA* $ 115.2 $ 127.1 $ 115.9 $ 159.4 $ 189.1 $ 201.3 Revenue $ 633.8 $ 704.6 $ 635.0 $ 786.6 $ 904.7 $ 957.7 Adjusted EBITDA Margin* 18.2% 18.0% 18.3% 20.3% 20.9% 21.0% 168© KADANT INC. | 2024 KADANT INVESTOR DAY

Adjusted SG&A* Reconciliation ($ in millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 SG&A $ 81.2 $ 89.2 $ 102.7 $ 103.1 $ 117.6 $ 129.3 $ 122.8 $ 134.8 $ 159.8 Acquisition Costs - - (0.2) (0.2) (1.8) (0.3) - (1.8) (5.4) Amortization of Acquired Backlog - - - - (1.1) (0.4) (0.1) (1.5) (1.4) Adjusted SG&A* $ 81.2 $ 89.2 $ 102.5 $ 102.9 $ 114.7 $ 128.6 $ 122.7 $ 131.5 $ 153.0 Revenue $ 225.6 $ 270.0 $ 335.5 $ 331.8 $ 344.5 $ 402.1 $ 390.1 $ 414.1 $ 515.0 Adjusted SG&A as a % of Revenue* 36.0% 33.0% 30.6% 31.0% 33.3% 32.0% 31.5% 31.8% 29.7% 169© KADANT INC. | 2024 KADANT INVESTOR DAY

Adjusted SG&A* Reconciliation ($ in millions) 2018 2019 2020 2021 2022 2023 SG&A $ 177.4 $ 192.5 $ 181.9 $ 208.8 $ 224.4 $ 236.3 Government Assistance Programs - - 2.2 1.4 - - Acquisition Costs (1.3) (0.8) (0.5) (3.6) (0.7) (1.4) Amortization of Acquired Backlog (0.3) (1.3) (0.5) (1.4) (0.7) - Indemnification Asset Reversals - - - - (1.3) (0.1) Adjusted SG&A* $ 175.8 $ 190.4 $ 183.1 $ 205.2 $ 221.7 $ 234.8 Revenue $ 633.8 $ 704.6 $ 635.0 $ 786.6 $ 904.7 $ 957.7 Adjusted SG&A as a % of Revenue* 27.7% 27.0% 28.8% 26.1% 24.5% 24.5% 170© KADANT INC. | 2024 KADANT INVESTOR DAY

171 Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix. • All third-party company names, logos, product names, trademarks, and copyrights are property of their respective owners. FOOTNOTES 1) Percent of total FY 2023 revenue. 2) Percent of FY 2023 aftermarket parts revenue within the segment. 3) Company estimate based on Company information and not derived from published studies or other market data unless otherwise noted. 4) Fiber Processing was formerly referred to as the stock-preparation product line. 5) Return on invested capital (ROIC) is defined as adjusted net income less dividends divided by the average of the last four quarters' total capital. Total capital equals (total assets – cash – goodwill) less (current liabilities – current debt) 6) Adjusted return on invested capital (ROIC) is calculated based on adjusted net income, excluding intangible amortization, over consideration paid net of cash acquired. Average adjusted ROIC is calculated using the adjusted ROIC for each acquisition weighted based on consideration paid net of cash acquired. 7) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. © KADANT INC. | 2024 KADANT INVESTOR DAY